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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2000

                                 VIASOFT, INC.
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               (Exact name of registrant as specified in charter)

                   DELAWARE                              0-25472                 94-2892506
----------------------------------------------   ------------------------       -------------
(State or other jurisdiction of incorporation)   (Commission File Number)       (IRS Employer
                                                                             Identification No.)
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                       4343 E. CAMELBACK ROAD, SUITE 205
                             PHOENIX, ARIZONA 85018
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              (Address of principal executive offices) (Zip Code)

                                 (602) 952-0050
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              (Registrant's telephone number, including area code)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         On April 27, 2000, Allen Systems Group, Inc., a Delaware corporation
("Allen Systems"), ASG Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Allen Systems ("ASG Sub") and Viasoft, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the
"Merger Agreement"), pursuant to which (i) ASG Sub and the Company commenced a combined cash tender offer (the "Offer") for all of the outstanding shares of common stock of the Company (the "Shares") at a purchase price of $8.40 per share (the "Offer Price"), and (ii) ASG Sub is to be merged with and into the Company (the "Merger"). The Offer expired at 12:00 midnight on June 2, 2000, as scheduled, and approximately 16.9 million Shares were validly tendered and not withdrawn pursuant to the Offer.

         On June 5, 2000, ASG Sub and the Company accepted for payment all of the Shares validly tendered in the Offer, which constituted approximately 93% of the total outstanding Shares. ASG Sub purchased 9,111,209 of the issued and outstanding Shares validly tendered in the Offer at an aggregate purchase price of approximately $76.5 million using the proceeds of a loan from LaSalle Bank, N.A. and KeyBank National Association (the "Banks") pursuant to a Credit
Agreement dated April 26, 2000 (the "Credit Agreement"). ASG Sub and Allen
Systems have pledged their assets, including the 9,111,209 Shares acquired in the Offer, to the Banks to secure repayment of the loan, and the Company has guaranteed such repayment and pledged its assets to the Banks as security for such repayment, pursuant to the terms of the Credit Agreement. For a more detailed description of the terms of the Credit Agreement, see "Special
Factors--9. Financing of the Offer and Merger" in the Offer to Purchase, as amended (the "Offer to Purchase"), a copy of which has been previously filed as an exhibit to the Schedule TO filed with the Securities and Exchange Commission on May 4, 2000 by Allen Systems, ASG Sub and the Company, as amended (the
"Schedule TO") and which is incorporated herein by reference as Exhibit 20.1.
The Company purchased the remaining 7,779,092 Shares validly tendered in the Offer at an aggregate purchase price of approximately $65.3 million using its available funds.

         Following completion of the Offer, ASG Sub owns approximately 87% of the Company's issued and outstanding Shares. ASG Sub is wholly-owned by Allen
Systems, and Arthur L. Allen owns all of the issued and outstanding capital stock of Allen Systems. Pursuant to the Merger, any issued and outstanding
Shares which were not tendered and purchased in the Offer will be converted into the right to receive an amount equal to the Offer Price on the terms and conditions set forth in the Merger Agreement. At the time of the Merger, the Company will become a wholly-owned subsidiary of Allen Systems.

         The Merger Agreement provides that promptly after the purchase of 51% of the outstanding Shares on a fully diluted basis by ASG Sub and the Company pursuant to the Offer, ASG Sub shall be entitled to designate such number of directors to the Board of Directors of the Company (the "Company Board"), as will give ASG Sub representation proportionate to its ownership interest.
Pursuant thereto, John J. Barry III, Alexander S. Kuli, and J. David Parrish have resigned from their positions on the Company Board and Arthur L. Allen, Kristine Kennedy Rieger, and Patrick L. Pullen have been appointed to the Company Board to fill the vacancies

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created by such resignations. They have also been appointed as the senior officers of the Company.

         The preceding description of the Merger Agreement is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger dated as of April 27, 2000 by and between Allen Systems, ASG Sub and the Company, and to the First Amendment to Agreement and Plan of Merger dated as of May 25, 2000 by and between Allen Systems, ASG Sub and the Company, copies of which have been previously filed with the Securities and Exchange Commission as exhibits to the Schedule TO and which are incorporated herein by reference as Exhibits 2.1 and 2.2, respectively. The preceding description of the Credit
Agreement is qualified in its entirety by reference to the full text of the Credit Agreement dated as of April 26, 2000 by and among ASG Sub, Allen
Systems, LaSalle Bank, N.A. and KeyBank National Association, a copy of which has also been previously filed as an exhibit to the Schedule TO and which is incorporated herein by reference as Exhibit 10.1.

ITEM 5.  OTHER EVENTS

         On June 5, 2000, the Company, Allen Systems and ASG Sub issued a press release announcing the preliminary results of the Offer. A copy of that press release is incorporated herein by reference as Exhibit 99.1.

         On June 8, 2000, the Company issued a press release announcing the resignations and appointments of new directors and officers of the Company. A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following documents are filed as exhibits to this form
         8-K:

2.1      Agreement and Plan of Merger, dated as of April 27, 2000 among ASG
         Sub, Allen Systems and the Company (incorporated herein by reference to Exhibit (d)(1) of the Schedule TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000)

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2.2      First Amendment to Agreement and Plan of Merger, dated as of May 25,
         2000 by and between Allen Systems, ASG Sub and the Company
         (incorporated herein by reference to Exhibit (d)(5) of Amendment No. 2 to the Schedule TO-T filed by Allen Systems and ASG Sub on May 25,
         2000

10.1     Credit Agreement, dated as of April 26, 2000, among ASG Sub, Allen
         Systems, LaSalle Bank, N.A., and KeyBank National Association
         (incorporated herein by reference to Exhibit (b)(10) of the Schedule
         TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000).

20.1 Offer to Purchase, dated May 4, 2000 (incorporated herein by reference to Exhibit (a)(1) of the Schedule TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000)

99.1     Joint Press Release of Allen Systems, ASG Sub and the Company, dated
         June 5, 2000 (incorporated herein by reference to Exhibit (a)(11) of the Amendment No. 1 to the Schedule TO-I filed by the Company on June
         5, 2000)

99.2     Press Release of the Company, dated June 8, 2000

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIASOFT, INC.

                                          By: /s/ Kristine Kennedy Rieger
                                          --------------------------------------
                                          Kristine Kennedy Rieger
                                          Senior Vice President, Secretary
                                          and General Counsel

Dated:  June 19, 2000


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                                 EXHIBIT INDEX

Exhibit
Number                               Description
-------                            ---------------
2.1      Agreement and Plan of Merger, dated as of April 27, 2000 among ASG
         Sub, Allen Systems and the Company (incorporated herein by reference to Exhibit (d)(1) of the Schedule TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000)

2.2      First Amendment to Agreement and Plan of Merger, dated as of May 25,
         2000 by and between Allen Systems, ASG Sub and the Company
         (incorporated herein by reference to Exhibit (d)(1) of Amendment No. 2 to the Schedule TO filed by Allen Systems and ASG Sub on May 25, 2000

10.1     Credit Agreement, dated as of April 26, 2000, among ASG Sub, Allen
         Systems, LaSalle Bank, N.A., and KeyBank National Association
         (incorporated herein by reference to Exhibit (b)(10) of the Schedule
         TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000).

20.1 Offer to Purchase, dated May 4, 2000 (incorporated herein by reference to Exhibit (a)(1) of the Schedule TO filed by Allen Systems, ASG Sub and the Company on May 4, 2000)

99.1     Joint Press Release of Allen Systems, ASG Sub and the Company, dated
         June 5, 2000 (incorporated herein by reference to Exhibit (a)(11) of the Amendment No. 1 to the Schedule TO-I filed by the Company on June
         5, 2000)

99.2     Press Release of the Company, dated June 8, 2000
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